UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934
   Date of Report (Date of Earliest Event Reported): 11-1-03

                MEDICAL STAFFING SOLUTIONS, INC.
           -------------------------------------------
     (Exact name of registrant as specified in its charter)

     NEVADA                333-71276            91-2135006
  ---------------          ---------          --------------
(State or jurisdiction   (Commission       (I.R.S. Employer
of incorporation or         File           Identification Number)
   organization)            Number)


                 8150 Leesburg Pike, Suite 1200
                     Vienna, Virginia 22182
                ---------------------------------
            (Address of principal executive offices)

                          703-641-8890
                      ---------------------
      Registrant's telephone number, including area code)

                        3021 West Excel
                   Spokane, Washington 99208
            ----------------------------------------
 (Former name or former address, if changed since last report)








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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

i. Registrant's primary accountant, Beckstead and Watts, LLP, ("Beckstead and Watts"), was dismissed by the Company on November
1, 2003.

ii. No reports on the financial statements prepared by Beckstead and Watts Co. over the two most recent fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

iii. The decision to change accountants was approved by the Board on November 1, 2003.

iv. During the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal on November 1, 2003, there were no disagreements with the former accountant, Beckstead and Watts, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Beckstead and Watts, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports.

Beckstead and Watts did not advise the registrant that internal controls necessary to develop reliable financial statements did not exist; no information had come to Beckstead and Watts' attention which would make them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Beckstead and Watts did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to their attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated December 31, 2002, (including information that might preclude the issuance of an unqualified audit report).

v.   The  registrant retained the services of Bagell,  Josephs  &
Company, LLC ("Bagell, Josephs") on November 1, 2003, as its principal accountant.

vi. The registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

vii. The registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

viii. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Beckstead and Watts, and requested that they furnish the registrant with a letter addressed to the Commission stating its approval of or disagreement with the disclosures made herein. Beckstead and Watts' letter will be filed later in an amendment to this filing.








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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2003       Medical Staffing Solutions, Inc.
                              --------------------------------
                                   (Registrant)


        /s/  B.B. Sahay
By:    ---------------------
B.B. Sahay
Chairman of Board and CEO




























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